UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 12, 2004

INTERGRAPH CORPORATION

(Exact Name of Registrant as Specified in Charter) :
Delaware	0-9722	63-0573222

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Madison Industrial Park IW 2000, Huntsville, AL		35894-0001

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:   (256) 730-2000

N/A

(Former name or former address, if changed since last report)

Item 5.  Other Events and Required FD Disclosure.

              The following exhibit is filed pursuant to Item 5:

              99.1  Licensing Agreement Between Intergraph and Gateway, Inc.

Item 9.   Regulation FD Disclosure

               On May 12, 2004, Intergraph Corporation issued the press release furnished herewith as Exhibit 99.2.

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERGRAPH CORPORATION

By: /s/ Larry T. Miles
Name: Larry T. Miles
Title: Vice President and
Chief Accounting Officer

Date:   May 13, 2004

EXHIBITS

99.1        Licensing Agreement Between Intergraph and Gateway, Inc.

99.2        Press Release dated May 12, 2004